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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 17, 2000

                            ADVANCED MAGNETICS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                     0-14732                   04-2742593
----------------------------        -----------             -------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)

        61 Mooney Street
          CAMBRIDGE, MA                                            02138
      ---------------------                                      ----------
      (Address of Principal                                      (Zip Code)
        Executive Offices)


       Registrant's telephone number, including area code: (617) 497-2070


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ITEM 5.           OTHER EVENTS

         On November 17, 2000 Advanced Magnetics, Inc. ("Advanced Magnetics") issued a press release announcing the authorization by its board of directors of a plan to repurchase, from time to time, an aggregate of up to 1,000,000 shares of its outstanding Common Stock. The press release is hereby incorporated by reference herein, and attached hereto as Exhibit 99.1.

ITEM 7.           EXHIBITS

         (a)      EXHIBITS.

         EXHIBIT NO.                             DESCRIPTION

             99.1 Press Release of Advanced Magnetics, Inc. dated November 17, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ADVANCED MAGNETICS, INC.

November 17, 2000                  By: /s/ JEROME GOLDSTEIN
                                       -------------------------------------
                                       Jerome Goldstein
                                       Chairman of the Board of Directors,
                                       Chief Executive Officer and Treasurer


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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------
      99.1     Press Release Issued by Advanced Magnetics, Inc. on November 17,
               2000.